                                      EXHIBIT A

                                  NETOBJECTS, INC.

                        RESTRICTED STOCK PURCHASE AGREEMENT


          THIS AGREEMENT is made and entered into as of ____________, 19__, between NetObjects, Inc., a Delaware corporation (the "Company") and _____________________ ("Purchaser").

                                  R E C I T A L S:

          A. Pursuant to the exercise of a stock option (the "Option") granted to Purchaser by the Company pursuant to the terms and conditions of that certain Stock Option Agreement dated ____________, 199_ (the "Option Agreement"), Purchaser has elected to purchase ________ shares of the Company's Common Stock (the "Shares"). Pursuant to the terms of the Option Agreement, _________ Shares are being purchased pursuant to options which have vested and have become exercisable (the "Vested Shares") and __________ Shares being purchased pursuant to options which have not vested and are not exercisable (the "Unvested Shares").

          B. Purchaser is a key employee of the Company. The securities described in this Agreement are being offered and sold pursuant to a written compensatory benefit plan of the Company or pursuant to a written contract relating to the compensation of the Purchaser within the meaning of Rule 701 promulgated by the U.S. Securities and Exchange Commission.

          NOW, THEREFORE, in consideration of the mutual covenants exchanged, the parties agree as follows:

          1.   PURCHASE AND SALE OF SHARES.

               (a) PURCHASE AND SALE OF SHARES. The Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company, ____________ Shares of the Company's Common Stock (the "Shares"), at a purchase price of ___ Cents (___) per share, for a total purchase price of $__________. All of the Shares shall be subject to this Agreement and the restrictions herein contained.

               (b) CLOSING. The purchase and sale of the Shares shall be held at the principal office of the Company within ten (10) days of the date hereof, or at such other time and place as shall be mutually agreed between Purchaser and the Company. At the closing, Purchaser shall deliver to the Company the total purchase price for the Shares in cash or by bank check, and the Company will issue, as promptly thereafter as practicable, a certificate representing the Shares issued in the name of Purchaser.

          2.   REPURCHASE OPTION.

               (a) SHARES SUBJECT TO REPURCHASE. Purchaser hereby grants to the Company the option (the "Repurchase Option") to repurchase all or part of the Shares at the price per share paid for them by Purchaser (the "Option Price"), subject to adjustment pursuant to Section 3, upon the occurrences set forth in subsection (c), but only to the extent such Shares have not been released from the Repurchase Option as provided in subsection (b). All of the Unvested Shares shall initially be subject to the Repurchase Option.

               (b) RELEASE DATES. The Shares subject to the Repurchase Option shall be released from the Repurchase Option in accordance with the vesting schedule set forth in Section 3(a) of the Option Agreement to the extent and as of the dates provided therein. Shares subject to the Repurchase Option are referred to herein as "Unvested Shares," and Shares which have been released from the Repurchase Option are referred to herein as "Vested Shares."

               (c) OCCURRENCES PERMITTING EXERCISE. The Company may exercise the Repurchase Option if during the term of this Agreement either of the following events (an "Offering Event") takes place: (i) Purchaser shall cease to be employed by the Company (including a parent or subsidiary of the Company) on a full-time basis for any reason, or no reason, with or without cause, including involuntary termination, death or disability; or (ii) any event occurs which causes the involuntary transfer to creditors or to any other person or entity of all or any part of the Shares still subject to the Repurchase Option at the time of such transfer.

               (d) EXERCISE OF REPURCHASE OPTION. Upon the occurrence of an Offering Event, the Company may exercise the Repurchase Option by delivering personally, or by registered or certified mail, to Purchaser (or the Purchaser's permitted transferee or legal representative, as the case may be), within ninety
(90) days after the date of the Offering Event, a notice in writing indicating the Company's election to exercise its Repurchase Option and the number of Shares to be purchased by the Company or the Company's designee, who shall be identified in such notice, and setting forth a date for closing not later than thirty (30) days from the date of giving such notice.

               (e) CLOSING FOR REPURCHASE OF SHARES. The closing for the repurchase of the Shares pursuant to the exercise of the Repurchase Option shall take place at the Company's principal offices. At the closing, the holder of the certificate(s) representing the Shares being transferred shall deliver said certificate or certificates evidencing the Shares to the Company, duly endorsed for transfer, and the Company (or its designee) shall tender payment of the purchase price for the Shares being purchased. The purchase price shall be payable in full in cash, or by check, provided that the Company may elect to offset against and deduct from any payment of the purchase price any indebtedness then owed by Purchaser to the Company.

          3.   ADJUSTMENTS.

               If, from time to time during the term of this Agreement:
(i) there is any stock dividend, distribution or dividend of cash or property, stock split, or other change in the character or amount of any of the outstanding securities of the Company; or (ii) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company; then in such event, any and all new, substituted or additional securities, cash, or other property to which Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the Repurchase Option and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to the Repurchase Option, the Right of First Refusal and other terms of this Agreement. While the total Option Price shall remain the same after any such event, the Option Price per share shall be appropriately adjusted.

          4.   RESTRICTIONS ON TRANSFER; RIGHT OF FIRST REFUSAL.

               (a) NO TRANSFER OF SHARES SUBJECT TO REPURCHASE OPTION. Purchaser shall not sell, transfer, pledge, assign or otherwise dispose of any of the Unvested Shares which are subject to the Repurchase Option.

               (b) RIGHT OF FIRST REFUSAL. Should Purchaser wish to transfer any of the Vested Shares, or any interest in such Vested Shares, Purchaser shall first deliver a written notice (the "Transfer Notice") to the Company, which shall have the option to purchase such shares as provided herein (the "Right of First Refusal"). As used herein, the term "transfer" means any sale, assignment, gift, hypothecation, alienation or other disposition (including any involuntary transfer of the Shares (or part of them) to a creditor) to any individual, entity, government, government agency, political subdivision or unincorporated association. The Transfer Notice must specify: (i) that Purchaser has a bona fide intention to sell or transfer such Vested Shares; (ii) the name and address of the person or firm to whom the Purchaser intends to transfer the Vested Shares, or interest therein; (iii) the number of Vested Shares, or interest therein, Purchaser proposes to transfer; (iv) the price or amount to be paid for the proposed transfer (including the amount of any debt to be paid, cancelled or forgiven upon foreclosure of a security interest in the Vested Shares or upon any other transfer to the Purchaser's creditors); and (v) all other material terms and conditions of the proposed transfer.

               (c) ELECTION TO PURCHASE SHARES. Within thirty (30) days after receipt of the Transfer Notice, the Company or its designee (as the case may be) may elect to purchase all, but not less than all, of the Vested Shares to which the Transfer Notice refers at the per share price specified in the Transfer Notice. If no price is specified in the Transfer Notice, the purchase price shall be the fair market value of the Shares, as determined in good faith by the Board of Directors of the Company. Such Right of First Refusal shall be exercised by delivery to the Purchaser by the Company or its designee, of a written election to exercise such Right of First Refusal, specifying the number of Shares to be purchased by the Company or its designee (as the case may be). Notwithstanding the foregoing, the Company may elect to offset against and deduct from any payment of the purchase price any indebtedness then owed by Purchaser to the Company.

               (d) CLOSING FOR PURCHASE OF SHARES. In the event the Company elects to acquire Shares of the Purchaser as specified in the Transfer Notice, the Secretary of the Company shall so notify the Purchaser and settlement thereof shall be made in cash within forty-five (45) days after the Secretary of the Company receives the Transfer Notice, provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company shall pay for said Shares on the same terms and conditions set forth in the Transfer Notice.

               (e) TRANSFERS FREE OF RIGHT OF FIRST REFUSAL. If the Vested Shares referred to in the Transfer Notice are not purchased as aforesaid by the Company, or its designee(s), Purchaser, within a period of ninety (90) days from the date of delivery of the Transfer Notice to the Company, may sell any of said Vested

Shares to any person named in the Transfer Notice at the price and on the terms specified in the Transfer Notice, or at a higher price or on terms more favorable to the Purchaser, provided that such sale or transfer is consummated within ninety (90) days following the date of delivery of the Transfer Notice to the Company and, provided further, that such sale is in accordance with all the terms and conditions hereof. The transferee will hold all Shares transferred hereunder subject to the provisions of this Agreement. No transfer of the Vested Shares shall be made after the end of such ninety (90)-day period, nor shall any change in the terms of the transfer be permitted, without delivery by the Purchaser to the Company of a new Transfer Notice in compliance with the requirements of this Section 4.

               (f)  GIFTS OF SHARES.  Notwithstanding any other term of this
Section 4, Purchaser may make a gift of all or any part of the Shares to any of Purchaser's parents, spouse, or issue, or to a trust for the exclusive benefit of any of the foregoing parties. The donee or donees shall hold such Shares subject to all the provisions of this Agreement.

          5. ASSIGNMENT OF RIGHTS. The Company may assign its rights under Sections 2, 3, and 4 hereof to one or more persons or entities, who shall have the right to so exercise such rights in his or its own name and for his or its own account. If any such transfer of the Shares requires the consent of any agency pursuant to the securities laws of any state, the time periods specified herein shall be extended for such period as the necessary request for consent to transfer is pending before such agency. All parties agree to cooperate in making such request for transfer, and no transfer shall be executed without such consent if required by law.


          6.   TERMINATION OF RESTRICTIONS.

               (a) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate:

                    (i)   on the termination of this Agreement;

                    (ii) at such time as a public market exists for the Company's Common Stock. For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) said Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or (ii) said Common Stock is listed on the Nasdaq Stock Market or is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal; or

                    (iii) if more than fifty percent (50%) of the outstanding shares of the Company's capital stock entitled to vote are sold, redeemed or exchanged in any (i) merger, consolidation, or reorganization involving the Company and one or more unaffiliated corporations, (ii) exchange of capital stock of the Company for stock of any unaffiliated corporation, or (iii) sale of all or substantially all of the assets of the Company to an unaffiliated corporation. For purposes of this subsection, an "unaffiliated corporation" means any corporation that is not controlled by or under common control with, directly or indirectly, the Company excluding for this purpose control established merely by common directorships.

               (b) RELEASE OF SHARES FROM REPURCHASE OPTION. The number of Shares subject to the Repurchase Option will decline as set forth in Section 2(b), and the Repurchase Option shall terminate following the expiration of the notice specified in Section 2(d). The Company shall within ten (10) days following Purchaser's written request to the Secretary of the Company, which may be made once in any twelve (12) month calendar period, release and deliver to Purchaser a certificate representing that number of Shares which is no longer subject to the Repurchase Option, or such lesser number of Shares as Purchaser may have specified in such request. The Company shall cause new certificates to be issued as necessary to effectuate the release and delivery of such Shares to Purchaser.

          7.   LEGENDS.

               (a) ENDORSEMENT ON CERTIFICATES. The certificates representing the Shares subject to this Agreement shall be endorsed with a legend substantially in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY DURING NORMAL BUSINESS HOURS.

               (b) TERMINATION OF ALL RESTRICTIONS. In the event the restrictions imposed by this Agreement shall be terminated as herein provided, a new certificate or certificates representing the Shares shall be issued, on request, without the legend referred to in Subsection 7(a).

               (c) SECURITIES LAW LEGENDS. Any transfer or sale of the Shares is further subject to all restrictions on transfer imposed by state or federal securities laws. Accordingly, it is understood and agreed that the certificates representing the Shares shall bear any legends required by such state or federal securities laws.

          8.   DISSOLUTION OF MARRIAGE.

               (a) PURCHASE OF SHARES FROM FORMER SPOUSE. In the event of the dissolution of Purchaser's marriage, Purchaser shall have the right and option to purchase from his or her spouse all of the Shares (i) awarded to the spouse pursuant to a decree of dissolution of marriage or any other order by any court of competent jurisdiction and/or by any property settlement agreement (whether or not incorporated by reference in any such decree), or (ii) gifted to the spouse by Purchaser prior to the dissolution, at the fair market value of said Shares as determined by the Company's Board of Directors, upon the terms set forth below. If either Purchaser or Purchaser's spouse disputes the fair market valuation of the Shares determined by the Board of Directors, such fair market value shall be determined by arbitration in accordance with the rules of the American Arbitration Association. Purchaser shall exercise his or her right, if at all, within thirty (30) days following the entry of any such decree or property settlement agreement by delivery to Purchaser's former spouse of written notice of exercise, specifying the number of Shares Purchaser elects to purchase. The purchase price for the Shares shall be paid by delivery of a promissory note for the purchase price bearing interest at the rate of ten percent (10%) per annum payable in four (4) equal annual installments of principal and interest, commencing on the anniversary date of the exercise of the option, PROVIDED, HOWEVER, that if, subsequent to the date any or all of the Shares is awarded to Purchaser's former spouse as provided above, the Company exercises its Repurchase Option with respect to any or all of the Shares so awarded, the amount remaining due under such promissory note shall be reduced by the difference between the fair market value of such Shares determined as set forth above and the amount received by Purchaser for such Shares upon exercise by the Company of the Repurchase Option.

               (b) TRANSFER OF RIGHTS TO COMPANY. In the event Purchaser does not exercise his or her right to purchase all of the Shares awarded to Purchaser's former spouse, Purchaser shall provide written notice to the Company of the number of Shares available for purchase within thirty (30) days of the entry of the decree or property settlement agreement. Subject to the provisions of Section 166 and Chapter 5 of the General Corporation Law of California, the Company shall then have the right to purchase any of the Shares not acquired by the Purchaser directly from Purchaser's former spouse in the manner provided in Sections 4(b)-4(e) above at the same price and on the same terms that were available to Purchaser.

          9. CONSENT OF SPOUSE. If Purchaser is married on the date of this Agreement, Purchaser's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If Purchaser should marry or remarry subsequent to the date of this Agreement, Purchaser shall within thirty (30) days thereafter obtain his or her new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing a Consent of Spouse in the form of Exhibit A.

          10. PURCHASER'S REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser hereby represents and warrants to the Company as follows:

               (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Shares solely for his or her own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Act. Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either (i) has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons, or (ii) by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

               (b) INFORMATION CONCERNING COMPANY. Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

               (c) ECONOMIC RISK. Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and Purchaser is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

               (d) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

                    (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares;

                    (ii) the share certificate representing the Shares will be stamped with the legends specified in Section 7 hereof; and

                    (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

               (e) DISPOSITION UNDER RULE 144. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that unless the Shares have been issued pursuant to the exemption provided by Rule 701, the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment of the Shares (AND THAT PAYMENT BY A NOTE IS NOT DEEMED PAYMENT UNLESS IT IS SECURED BY ASSETS OTHER THAN THE SHARES) and even then will not be available unless: (i) a public trading market then exists for the Common Stock of the Company; (ii) adequate information concerning the Company is then available to the public; and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

               (f) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting his representations set forth above, Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

                    (i) (A) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; OR, (B)(1) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Act, AND (3) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence; AND,

                    (ii) The Shares proposed to be transferred are no longer subject to the Repurchase Option set forth in Section 2 hereof and Purchaser shall have complied with the Right of First Refusal set forth in Section 4 hereof.

          11. FREEDOM OF ACTION BY IBM. Purchaser acknowledges and agrees that he or she is familiar with the provisions of the Restated Certificate of Incorporation of the Company, Exhibit A to the Plan, including Article VII thereof, which defines the rights of International Business Machines Corporation, a New York corporation ("IBM"), as a substantial shareholder of the Company with respect to freedom of action by IBM to compete with the Company and other matters.

          12. ESCROW. As security for his faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's Shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees to deliver to and deposit with Graham & James LLP, legal counsel to the Company (the "Escrow Agent"), as Escrow Agent in this transaction, two Stock Assignments duly endorsed (with date and number of Shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

          13. COMPLIANCE WITH INCOME TAX LAWS. Purchaser authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the purchase of the Shares. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the purchase of the Shares, Purchaser agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Purchaser is an employee of the Company at that time.

          14. ELECTION PURSUANT TO SECTION 83(b) OF INTERNAL REVENUE CODE OF 1986, AS AMENDED. Purchaser shall be responsible for filing with the Internal Revenue Service an appropriate written notice of election pursuant to Section 83(b) of the Code, if Purchaser wishes to make such an election. Purchaser shall notify the Company in writing if Purchaser files such an election within thirty (30) days of the date of the sale herein contemplated. The Company intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to Purchaser in the absence of such an election.

          15. "MARKET STAND-OFF" AGREEMENT. Purchaser hereby agrees that he or she shall not, to the extent reasonably requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Shares during the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that: (i) all officers and directors of the Company and all other persons with registration rights enter into similar agreements; and (ii) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of each Shareholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180)-day period.

          16. ENFORCEMENT. Purchaser agrees that a violation on his or her part of any of the terms of this Agreement (other than those contained in Sections 12 and 13, above) may cause irreparable damage to the Company, the exact amount of which is impossible to ascertain, and for that reason agrees that the Company shall be entitled to exercise its right to effect a repurchase and transfer of the Shares pursuant to Section 2 hereof or to a decree of specific performance of the terms hereof or an injunction restraining further violation, said right to be in addition to any other remedies of said parties.

          17. CONTROLLING PROVISIONS. To the extent that there may be any conflict between the provisions of this Agreement and the provisions contained in the Company's Bylaws on the transfer or restriction on transfer of Shares, the terms of this Agreement shall be controlling. This Agreement may not be modified except by a writing signed by the party to be bound.

          18. OWNERSHIP, VOTING RIGHTS, DUTIES. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

          19. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service.

          20. BINDING EFFECT. This Agreement shall inure to the benefit of the Company and its successors and assigns and, subject to the restrictions on transfer set forth herein, be binding upon Purchaser, his permitted transferees, heirs, legatees, executors, administrators and legal successors, who shall hold the Shares subject to the terms hereof.

          21. GOVERNING LAW. This Agreement, together with the exhibits hereto, shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied to contracts entered into by residents of such state and performed in such state.

          22. ENTIRE AGREEMENT. This Agreement supersedes all previous written or oral agreements between the parties regarding the subject matter hereof, and constitutes the entire agreement of the parties regarding such subject matter. This

Agreement may not be modified or terminated except by a writing executed by all of the parties hereto.

          23. NOT EMPLOYMENT CONTRACT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Purchaser or the Company to terminate Purchaser's employment, for any reason or for no reason, with or without cause, subject to the provisions of applicable law. This Agreement is not an employment contract.

          24. GENDER. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender.

          25. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          26. SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

NETOBJECTS, INC.                       PURCHASER


By:                                    By:
   -------------------------              ---------------------------


Title:                                 Address:
      ----------------------                   ----------------------

                                       ------------------------------

                                       ------------------------------

                                     EXHIBIT A


                                 CONSENT OF SPOUSE

          I, ________________, spouse of ________________, acknowledge that I have read the Restricted Stock Purchase Agreement dated as of _______________, 19__, to which this Consent is attached as Exhibit A (the "Agreement") and that I know its contents. I am aware that by its provisions (a) my spouse and NetObjects, Inc. (the "Company") have the option to purchase all the Shares of the Company of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation, (b) the Company has the option to purchase certain Shares of the Company which my spouse owns pursuant to the Agreement including any interest I might have therein, upon termination of his employment under circumstances set forth in the Agreement, and (c) certain other restrictions are imposed upon the sale or other disposition of the Shares.

          I hereby agree that my interest, if any, in the Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

          I agree to the sale and purchase described in Section 8 of the Agreement and I hereby consent to the sale of the Shares by my spouse or his legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of said shares to my spouse, then my spouse and the Company shall have the same rights against my legal representative to purchase any interest of mine in the Shares as they would have had pursuant to Section 8 of the Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

          I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

          Dated as of the ______ of ____________, 19__.

                                              _________________________________

                                      EXHIBIT B

                        ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _____________________________ __________________
(___________) shares of the Common Stock of NetObjects, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _______________, and do hereby irrevocably constitute and appoint ______________________________ as the undersigned's agent and attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.



Dated:_______________ , 19 __           _______________________________

                                      EXHIBIT B

                        ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _____________________________ __________________
(___________) shares of the Common Stock of NetObjects, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _______________, and do hereby irrevocably constitute and appoint ______________________________ as the undersigned's agent and attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.



Dated:________________, 19__           _______________________________

                                      EXHIBIT C

                             JOINT ESCROW INSTRUCTIONS

                                                             ___________, 199_




Graham & James LLP
600 Hansen Way
Palo Alto, California   94304
Attn: Alan B. Kalin, Esq.

Gentlemen:

          As Escrow Agent for both NetObjects, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of common stock (the "Shares") of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement"), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

          1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of Shares to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or evidence of cancellation of indebtedness of Purchaser to the Company) for the number of Shares being purchased pursuant to the exercise of the Repurchase Option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing the Shares to be held by you hereunder and any additions and substitutions to said Shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities
negotiable and complete any transaction herein contemplated.   Subject to the
provisions of this Section 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the Shares are held by you.

          4. This escrow shall terminate at such time as there are no longer any Shares subject to the Repurchase Option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.
In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of any failure to confirm the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

          10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be counsel to the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instructions in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled to such notice at the following addresses, or at such other addresses as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

          COMPANY:       NetObjects, Inc.
                         2055 Woodside Road, Suite 250
                         Redwood City, CA  94061

          PURCHASER:
                         -----------------------------------
                         Address:
                                 ------------------------
                                 ------------------------

          ESCROW AGENT:  Graham & James LLP
                         600 Hansen Way
                         Palo Alto, California   94304-1043
                         Attn:  Alan B. Kalin, Esq.

          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                              Very truly yours,

                              NetObjects, Inc.
                              a Delaware corporation


                              By:
                                 ---------------------------

                              Title:
                                    --------------------------


                              PURCHASER:
                                        -------------------------------


                              Agreed to and accepted as of
                              the date set forth above.

                              ESCROW AGENT:


                              By:
                                 ---------------------------
                                 Alan B. Kalin, as Escrow Agent